UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 of Report (Date of Earliest event Reported): June 20, 2016

CHINA BIOLOGIC PRODUCTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34566	75-2308816
(State or other jurisdiction of	(Commission File No.)	(IRS Employer ID No.)
incorporation or organization)

18th Floor, Jialong International Building

19 Chaoyang Park Road

Chaoyang District, Beijing 100125

People’s Republic of China

(Address of Principal Executive Offices)

86-10-6598-3111

Registrant's telephone number, including area code

____________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 7.01.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

China Biologic Products, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on Monday, June 20, 2016 (Beijing time). Proxies for the Annual Meeting were solicited pursuant to the Company’s proxy statement filed on April 29, 2016 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934 (the “Proxy Statement”).

The Company’s stockholders considered four proposals, each of which is described in the Proxy Statement. A total of 14,748,934 shares were represented in person or by proxy, or 55.5% of the total shares outstanding as of May 6, 2016, the record date of the Annual Meeting. The final results of votes with respect to the proposals submitted for stockholder vote at the Annual Meeting are set forth below.

Proposal 1 - Election of directors

Stockholders elected David (Xiaoying) Gao, Joseph Chow and Min Fang as Class I directors for a three-year term as follows:

Director	For	Withhold
David (Xiaoying) Gao	11,368,022	3,380,912
Joseph Chow	11,331,993	3,416,941
Min Fang	12,008,117	2,740,817

Proposal 2 - Ratification of the selection of KPMG Huazhen LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2016

Stockholders ratified the selection of KPMG Huazhen LLP as the Company’s independent public accounting firm for the fiscal year ending December 31, 2016.

For	Against	Abstain
14,723,182	167	25,585

Proposal 3 – Advisory vote on executive compensation

Stockholders approved the compensation of our named executive officers as disclosed in the Proxy Statement.

For	Against	Abstain
13,338,914	1,409,362	658

Proposal 4 – Vote to amend the certificate of incorporation

Stockholders approved the amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock as disclosed in the Proxy Statement.

For	Against	Abstain
9,127,592	5,620,491	851

There were no broker non-votes for any of the proposals submitted for stockholder vote at the Annual Meeting.

ITEM 8.01.   OTHER EVENTS.

On June 20, 2016, the Company issued a press release announcing that its majority-owned subsidiary, Shandong Taibang Biological Products Co. Ltd., received the operating permit for the newly-built plasma collection station in Xinglong County of Chengde City, Hebei Province and expects to commence commercial plasma collection immediately at the new Xinglong station. A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Press Release issued by the Company dated June 20, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2016	CHINA BIOLOGIC PRODUCTS, INC.

	By:	/s/ David (Xiaoying) Gao
David (Xiaoying) Gao
Chief Executive Officer